UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2024

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105
(Address of Principal Executive Offices)

(314) 854-8352
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FF	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of FutureFuel Corp. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Committee invited several public accounting firms to participate in this process, including RSM US LLP (“RSM”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

As a result of this process, the Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. On May 22, 2024, the Committee dismissed RSM as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of RSM on the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In the fiscal years ended December 31, 2023 and 2022 and in the subsequent interim period through May 22, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the matter in its report on the consolidated financial statements for such years.

In the fiscal years ended December 31, 2023 and 2022 and in the subsequent interim period through May 22, 2024, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in the Company’s internal control over financial reporting, as previously reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission on May 10, 2024 (the “Material Weakness”). The Material Weakness was that the Company’s control over financial accounting did not operate at a level precise enough to detect material errors in calculations and formulas and as a result did not detect material differences between the operating and investing sections of the statement of cash flows for the six months ended June 30, 2023, for the nine months ended September 30, 2023 and for the year ended December 31, 2023. The Company had determined that as of March 31, 2024, the Material Weakness was not yet remediated, but the Company, under the oversight of the Audit Committee, was implementing additional review procedures to enhance internal control over financial reporting with respect to the statement of cash flows.

The subject matter of this reportable event was discussed by the Audit Committee with RSM. The Company has authorized RSM to respond fully to the inquiries of Grant Thornton concerning the subject matter of the reportable event. The Company provided RSM with a copy of the disclosures contained in this Form 8-K and requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of RSM’s letter, dated May 28, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through May 22, 2024, neither the Company nor anyone on its behalf consulted with Grant Thornton with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of CEO Tom McKinlay

On May 24, 2024, Tom McKinlay, Chief Executive Officer of the Company, informed the Company he will retire as Chief Executive Officer of the Company, effective September 30, 2024. In connection with his retirement, Mr. McKinlay and the Company entered into a Separation and Release Agreement dated May 24, 2024 (the “Separation Agreement”). The Separation Agreement provides, among other things, that: (a) Mr. McKinlay will provide certain transition services to the Company prior to and following his retirement; (b) Mr. McKinlay will refrain from competing with the Company for a period of one year in addition to certain other restrictive covenants; and (c) in consideration of such services, restrictions and certain releases, Mr. McKinlay will receive certain severance payments in the amount of $512,500 and certain other benefits. The foregoing summary of the material terms of the Separation Agreement is qualified in its entirety by reference to the complete copy of the Separation Agreement, filed herewith as Exhibit 10.1.

The Company thanks Mr. McKinlay for his service to the Company.

The Company has retained an executive search firm to conduct a nationwide search to replace Mr. McKinlay as Chief Executive Officer of the Company. On May 29, 2024, the Company issued a press release announcing Mr. McKinlay’s retirement and the search for a new Chief Executive Officer of the Company, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibit

EXHIBIT NUMBER	DESCRIPTION
10.1	Separation and Release Agreement by and between Tom McKinlay and the Company dated May 24, 2024.
16.1	Letter from RSM US LLP dated May 28, 2024
99.1	Press Release dated May 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:	/s/ Rose M. Sparks
Rose M. Sparks, Chief Financial Officer

Date: May 29, 2024